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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              COVALENT GROUP, INC.
             (Exact name of registrant as specified in its charter)

         Date of Report (Date of earliest event reported): March 4, 2005

           DELAWARE                     0-21145                  56-1668867
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(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
       of incorporation                                      Identification No.)

                         One Glenhardie Corporate Center
                               1275 Drummers Lane
                                    Suite 100
                                 Wayne, PA 19087
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                (Address of principal executive offices/Zip Code)

                                 (610) 975-9533
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               Registrant's telephone number, including area code

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR  240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR  240.13e-4(c))

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ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

        On March 4, 2005, Covalent Group, Inc. issued a press release announcing the resignation of a director, Thomas E. Hodapp. Mr. Hodapp's resignation letter contained no disagreement with management concerning any matter relating to the Company's operations, policies or practices. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

 (c)    Exhibits

99.1    Covalent Group, Inc. Press Release dated March 4, 2005

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2005

                                                COVALENT GROUP, INC.

                                                By: /s/ Lawrence R. Hoffman
                                                    ----------------------------
                                                    Lawrence R. Hoffman
                                                    Executive Vice President and
                                                    Chief Financial Officer

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                                INDEX TO EXHIBITS

Number                        Description
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 99.1     Covalent Group, Inc. Press Release dated March 4, 2005